1 Wabtec Financial Results & Company Highlights T H I R D Q UA RT E R 2 0 2 5

2 This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, including statements regarding Wabtec’s plans, objectives, expectations and intentions; Wabtec’s expectations about future sales, earnings and cash conversion; Wabtec’s projected expenses and cost savings associated with its Integration 2.0 and 3.0 initiatives and its portfolio optimization; Wabtec’s 5-year outlook; Wabtec’s expectations for evolving global industry, market and macro-economic conditions and their impact on Wabtec’s business; synergies and other expected benefits from Wabtec’s acquisitions; Wabtec’s expectations for production and demand conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) changes in general economic and/or industry specific conditions, including the impacts of significant recent shifts in trade policies (including the imposition of tariffs and retaliatory tariff measures) as well as tax programs, inflation, supply chain disruptions, foreign currency exchange and industry consolidation and market reactions to these factors; (2) changes in the financial condition or operating strategies of Wabtec's customers; (3) unexpected costs, charges or expenses resulting from acquisitions and potential failure to realize synergies and other anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) inability to retain and hire key personnel; (5) evolving legal, regulatory and tax regimes; (6) changes in the expected timing of projects; (7) a decrease in freight or passenger rail traffic; (8) an increase in manufacturing costs; (9) actions by third parties, including government agencies; (10) the impacts of epidemics, pandemics or similar public health crises on the global economy and, in particular, our customers, suppliers and end- markets, (11) potential disruptions, instability and volatility in global markets as a result of global military action, acts of terrorism or armed conflict, including Russia’s invasion of Ukraine; (12) cybersecurity and data protection risks and (13) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements. This presentation as well as Wabtec’s earnings release and financial guidance mention certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted income from operations, adjusted interest and other expense, adjusted net income, adjusted operating margin, adjusted gross margin, adjusted income tax expense, adjusted earnings per diluted share, EBITDA and adjusted EBITDA, net debt and operating cash flow conversion rate. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is further adjusted for restructuring costs. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by the Company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this presentation are reconciliation tables that provide details about how adjusted results relate to GAAP results. Wabtec is not presenting a quantitative reconciliation of its forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share as it is unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring- related and other charges, including acquisition-related expenses and the outcome of certain regulatory, legal and tax matters; the financial impact of these items is uncertain and is dependent on various factors, including the timing, and could be material to Wabtec’s Consolidated Statement of Earnings. Forward Looking Statements & Non-GAAP Financial Information

Today’s Participants JOHN OLIN Executive Vice President & Chief Financial Officer RAFAEL SANTANA President & Chief Executive Officer KYRA YATES Vice President, Investor Relations 3

3Q 2025 Overview

Sales	**$2.89B**	**Up 8.4% YOY**	Increased sales driven by Freight, including Inspection Technologies acquisition, and Transit segments
Operating Margin	**17.0%** GAAP	**21.0%** Adjusted	Operating margin benefits from sales growth and improved gross margin
Earnings Per Share	**$1.81** GAAP	**$2.32** Adjusted	GAAP EPS up 11.0% YoY ... Adjusted EPS up 16.0% YoY
Cash Flow from Operations	**$367M**		Operating cash flow driven by higher net income ... tempered by increased tariffs and higher working capital
12-Month Backlog	**$8.27B**		Backlog continues to provide strong visibility for 2025 and beyond ... 12-month backlog up 8.4%

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

Wabtec

STRONG UNDERLYING MOMENTUM CONTINUES

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2025 Market Expectations 5 NORTH AMERICAN FREIGHT TRAFFIC F R E I G H T NA Traffic + Active Locomotive Fleet International Freight Volumes + NA Railcar Deliveries - Mining Commodities T R A N S I T Infrastructure Investment + Global Ridership /+ FAVORABLE / UNFAVORABLE NORTH AMERICAN AVERAGE ACTIVE LOCOMOTIVES NORTH AMERICAN RAILCAR DELIVERIES INTERNATIONAL FREIGHT VOLUMES Sources: Previous 3 months available for Brazil, China, India Ministry of Railways, South Africa, Kazakhstan Source: Association of American Railroads Source: Wabtec Source: Rail Supply Institute and FTR Associates 2.3% 3.0% 2.5% 1.4% 4Q24 1Q25 2Q25 3Q25 3Q22 3Q23 3Q24 3Q25 4 9 K H I S T O R I C A L 1 0 - Y E A R A V E R A G E 3.8% 4.1% 4.1% -1.6% 7.2% Brazil China India South Africa Kazakhstan2021 2022 2023 2024 2025F 30K 41K 45K 42K 28K

Executing On Our Value Creation Framework

VALUE CREATION FRAMEWORK

- Accelerate innovation of scalable technologies
- Grow and refresh expansive global installed base
- Drive fuel efficiencies thru emerging technologies
- Expand high-margin recurring revenue streams
- Drive continuous operational improvement

RECENT WINS

- Awarded the largest locomotive contract in history with Kazakhstan Rail … valued at $4.2 billion
- Ultra class mining order signed for $125 million
- $140 million of Transit Brake orders in quarter driven by strength in India
- First Simandou Locomotives reach Guinea, marking the first exports from India locomotive facility

STRONG PIPELINE OF OPPORTUNITIES CONTINUES…MULTI-YEAR BACKLOG UP 15% vs PY

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Transit's Attractive Value Creation Framework

INDUSTRY ORDERS MOMENTUM

- Record backlog at Car builders – avg ~6 yrs of sales
- Passenger growth … Europe & India driven
- Public investment in rail continues
- Transit Segment's Quality of backlog (Margin) increasing

COMPETITIVENESS & INNOVATION

- Excellence in tendering and project execution
- Target leadership positions in segments with clear differentiation / value creation potential
- Simplification & cost out … Integration 2.0 & 3.0

PORTFOLIO MANAGEMENT

- Portfolio optimization efforts ongoing
- Accretive bolt-on acquisitions … Fanox, Kompozitum & Dellner
- Synergies with Wabtec operating model





$2,383
$2,754
$2,919
+7.5% CAGR
+7.5%
3Q25
YTD
2022
2023
2024
2025

REVENUE GROWTH



12.2%
12.8%
13.7%
+1.5 pts
+2.4pts
3Q25
YTD
2022
2023
2024
2025

ADJ. MARGIN EXPANSION

OP MARGINS EXPECTED TO EXPAND INTO HIGH TEENS OVER PLANNING HORIZON

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2 0 2 4 GAAP 2 0 2 5 GAAP 2 0 2 4 ADJ(1) 2 0 2 5 ADJ(1) OP INCOME / OP MARGIN $433M 16.3% 17.0% $524M 19.7% $607M 21.0% $491M 8 3Q 2025 Financial Summary SALES EARNINGS PER SHARE (1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations IN CR E AS ED SA LE S, OPE R ATIN G MA RGIN A N D E PS GROWTH 8.4% INCREASE (7.5% EX-CURRENCY) 2 0 2 4 2 0 2 5 2 0 2 4 GAAP 2 0 2 5 GAAP 2 0 2 4 ADJ(1) 2 0 2 5 ADJ(1) $2.89B $2.66B $1.63 $1.81 $2.00 $2.32 +11.0% YOY +16.0% YOY

3Q 2025 Sales

($ in millions)

PRODUCT LINE	3Q'25	YOY
Services[1]	$744	(11.6)%
Equipment	$677	32.0%
Components[1]	$375	1.1%
Digital Intelligence	$297	45.6%
Freight Segment	$2,093	8.4%
Transit Segment	$793	8.2%
TOTAL SALES	$2,886	8.4%

(1) During the first quarter of 2025, Management realigned businesses within the Freight Segment. Historical amounts have been reclassified to conform to the current period presentation.

3Q KEY DRIVERS

SERVICES
Lower sales driven by fewer modernization deliveries as expected

EQUIPMENT
Higher locomotive deliveries

COMPONENTS
Industrial products growth offsetting lower North America rail car build and portfolio optimization initiatives

DIGITAL INTELLIGENCE
Increased sales driven by Inspection Technologies acquisition (down ~7% YoY excluding Inspection Technologies)

TRANSIT
Higher OE & aftermarket sales ... Sales up 5.2% on constant currency basis

REVENUE GROWTH OF 8.9% EX - PORTFOLIO OPTIMIZATION

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3Q 2025 Consolidated Gross Profit

($ in millions)	GAAP	Adjusted
2024 GROSS PROFIT	**$880**	**$887**
% Gross Profit Margin	*33.0%*	*33.3%*
Volume	↑	↑
Mix/Pricing	↑	↑
Raw Materials	↓	↓
Currency	↑	↑
Manufacturing/Other	↑	↑
2025 GROSS PROFIT	**$1,002**	**$1,028**
% Gross Profit Margin	*34.7%*	*35.6%*

3Q KEY DRIVERS

VOLUME
Higher Freight, including Inspection Technologies acquisition, & Transit segments sales

MIX/PRICING
Cost recovery thru contract escalation, partially offset by unfavorable mix within the Freight segment

RAW MATERIALS
Unfavorable raw material costs and increased tariffs

CURRENCY
Foreign currency exchange increased adjusted gross profit $5M (adjusted operating income increased marginally)

MANUFACTURING/OTHER
Integration 2.0/3.0 on-going savings, proactive cost management, and increased productivity

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

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3Q 2025 Consolidated Operating Income OP MA RGIN BE N E F ITE D F ROM IN CR E AS ED GROS S MA RGIN 11 2 0 2 4 O P I N C O M E $433 $524 % Operating Margin 16.3% 19.7% Gross Profit 122 141 SG&A (57) (49) Engineering (9) (9) Amortization 2 - 2 0 2 5 O P I N C O M E $491 $607 % Operating Margin 17.0% 21.0% Adjusted ($ in millions) GAAP Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

12 3Q 2025 Freight Segment Performance SALES 8.4% INCREASE (8.4% INCREASE EX-CURRENCY) 2 0 2 4 2 0 2 5 2 0 2 4 GAAP 2 0 2 5 GAAP 2 0 2 4 ADJ(1) 2 0 2 5 ADJ(1) OP INCOME / OP MARGIN $2.09B(2) $1.93B $390M 20.2% 19.8% $467M 24.1% $513M 24.5% $414M 12-MONTH BACKLOG 8.9% INCREASE YOY (9.5% Excluding Currency) 17.7% INCREASE MULTI-YEAR BACKLOG(2) YOY (18.4% Excl. Currency) 2 0 2 4 2 0 2 5 Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations (1) Freight segment operating income was positively impacted by below-market intangible amortization of $14 million which was up $3 million compared to 3rd quarter 2024 (2) Foreign exchange positively impacted Freight sales by $1 million; Foreign exchange rates had an unfavorable $108 million impact on segment multi-year backlog $6.09B $5.59B

3Q 2025 Transit Segment Performance SALES 8.2% INCREASE (5.2% INCREASE EX-CURRENCY) 2 0 2 4 2 0 2 5 2 0 2 4 GAAP 2 0 2 5 GAAP 2 0 2 4 ADJ 2 0 2 5 ADJ OP INCOME / OP MARGIN $793M(1) $733M $79M 10.8% 14.5% $93M 12.8% $123M 15.5% $115M 12-MONTH BACKLOG 7.2% INCREASE YOY (3.9% Excluding Currency) 4.3% INCREASE MULTI-YEAR BACKLOG(1) YOY (1.0% Excl. Currency) 2 0 2 4 2 0 2 5 $2.18B $2.04B Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations (1) Foreign exchange positively impacted Transit sales by $22 million; Foreign exchange rates had a favorable $148 million impact on segment multi-year backlog 13

Resilient Business Allows For Execution On Financial Priorities

FOCUSED ON CASH CONVERSION(1)
CASH FROM OPS


YTD 2024
$1,111M(2)
90% Cash Conv
YTD 2025
$767M
57% Cash Conv

3rd quarter cash from operations of $367M was down $175M year-over-year due to higher tariffs and increased working capital

DISCIPLINED CAPITAL ALLOCATION


$187M
Change in cash
$1,235M
Net Debt Proceeds
$767M
Cash from Ops
$148M
Share repurchases
$130M
Dividends
$1,752M
Acquisitions/Dispositions
$159M
Capex/Other

Year to Date 2025

Strong balance sheet and financial position ... liquidity of $2.75B(3)

Debt leverage ratio of 2.0x(4)

Closed on the purchase of Inspection Technologies on July 1st

Returning capital to shareholders ...
$278M returned through dividends and share repurchases

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations
(1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization
(2) The favorable impact from proceeds of accounts receivable securitization was $75 million in the prior year period
(3) At September 30, 2025, the Company's total available liquidity was $2.75 billion, which includes cash and cash equivalents of $0.50 billion, plus $2.00 billion available under current credit facilities and $0.25 billion borrowings available under our Revolving Receivables Program
(4) Leverage ratio presented is calculated as net debt divided by trailing 12-month adjusted EBITDA. Net debt presented used for calculation is total debt minus cash, restricted cash and cash equivalents

STRONG FINANCIAL PERFORMANCE; INVESTING FOR GROWTH AND MAXIMIZING SHAREHOLDER RETURNS

Wabtec
14

2025 Updated Financial Guidance[1,2]

PRIOR GUIDANCE

REVENUES

$10.925B to **$11.225B**

ADJUSTED DILUTED EPS

$8.55 to **$9.15**

CASH CONVERSION[3]

>90%

UPDATED GUIDANCE

REVENUES

$10.925B to **$11.225B**

ADJUSTED DILUTED EPS

$8.85 to **$9.05**

CASH CONVERSION[3]

>90%

KEY ASSUMPTIONS :

- Excludes Dellner & Frauscher acquisitions; includes Inspection Technologies
- Assumes tariffs in effect at the end of Q3'25
- Adjusted operating margin up
- Favorable productivity/absorption
- Benefits of Integration 2.0 & 3.0/Portfolio Optimization
- Lower SG&A & Engineering expenses as % of sales (excluding acquisitions)
- Tax rate ~24.5%; Capex ~2% of sales

(1) See Forward looking statements and non-GAAP financial information
(2) Wabtec is not presenting a quantitative reconciliation of our forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share in reliance on the unreasonable efforts exemption provided under Item 10(e)(1)(i)(B) of Regulation S-K. Wabtec is unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring-related and other charges, including acquisition-related expenses and the outcome of certain regulatory, legal and tax matters. The financial impact of these items is uncertain and is dependent on various factors, including timing, and could be material to our Consolidated Statements of Earnings
(3) Cash from operations conversion % is defined as GAAP cash from operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization

Wabtec

INCREASED AND TIGHTENED ADJUSTED EPS RANGE TO $8.85 - $9.05 … UP 18.4% AT MIDPOINT

15

Key Expectations Continued momentum across the portfolio and strong order pipeline and backlog, internationally and in North America Positive productivity driven by continuous cost improvement combined with realization of Integration 2.0 & 3.0 savings Wabtec is well-positioned to drive higher returns and create top quartile long-term value for shareholders over time Strong revenue growth, margin expansion and increased earnings 5-YEAR OUTLOOK Mid Single Digit ORGANIC SALES CAGR Double Digit ADJUSTED EPS CAGR >90%(1) CASH FROM OPS CONVERSION 350+ bps ADJUSTED OPERATING MARGIN EXPANSION 1 2 3 4 (1) Cash conversion to average >90% thru 2029 16

Income Statement

Appendix A (1 of 2)

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2025 AND 2024
(AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2025	2024	2025	2024
Net sales	$ 2,886	$ 2,663	$ 8,202	$ 7,804
Cost of sales	(1,884)	(1,783)	(5,362)	(5,235)
Gross profit	1,002	880	2,840	2,569
Gross profit as a % of Net Sales	*34.7%*	*33.0%*	*34.6%*	*32.9%*
Selling, general and administrative expenses	(375)	(318)	(1,029)	(915)
Engineering expenses	(59)	(50)	(155)	(155)
Amortization expense	(77)	(79)	(219)	(224)
Total operating expenses	(511)	(447)	(1,403)	(1,294)
Operating expenses as a % of Net Sales	*17.7%*	*16.8%*	*17.1%*	*16.6%*
Income from operations	491	433	1,437	1,275
Income from operations as a % of Net Sales	*17.0%*	*16.3%*	*17.5%*	*16.3%*
Interest expense, net	(65)	(52)	(157)	(148)
Other (expense) income, net	(1)	(3)	21	(1)
Income before income taxes	425	378	1,301	1,126
Income tax expense	(112)	(92)	(322)	(272)
Effective tax rate	*26.4%*	*24.2%*	*24.8%*	*24.1%*
Net income	313	286	979	854
Less: Net income attributable to noncontrolling interest	(3)	(3)	(11)	(10)
Net income attributable to Wabtec shareholders	$ 310	$ 283	$ 968	$ 844
Earnings Per Common Share				
Basic				
Net income attributable to Wabtec shareholders	$ 1.81	$ 1.63	$ 5.66	$ 4.81
Diluted				
Net income attributable to Wabtec shareholders	$ 1.81	$ 1.63	$ 5.64	$ 4.80
Basic	170.5	173.4	170.5	175.1
Diluted	171.1	174.1	171.2	175.7

Wabtec
17

Income Statement (cont.) 18 Appendix A (2 of 2) 2025 2024 2025 2024 Segment Information Freight Net Sales 2,093$ 1,930$ 5,913$ 5,674$ Freight Income from Operations 414$ 390$ 1,249$ 1,149$ Freight Operating Margin 19.8% 20.2% 21.1% 20.2% Transit Net Sales 793$ 733$ 2,289$ 2,130$ Transit Income from Operations 115$ 79$ 314$ 235$ Transit Operating Margin 14.5% 10.8% 13.7% 11.0% Backlog Information (Note: 12-month is a sub-set of total) September 30, 2025 June 30, 2025 September 30, 2024 Freight Total 20,907$ 17,136$ 17,756$ Transit Total 4,670 4,692 4,478 Wabtec Total 25,577$ 21,828$ 22,234$ Freight 12-Month 6,085$ 6,024$ 5,589$ Transit 12-Month 2,182 2,186 2,035 Wabtec 12-Month 8,267$ 8,210$ 7,624$ September 30, September 30, Three Months Ended Nine Months Ended WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2025 AND 2024 (AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA) (UNAUDITED)

Balance Sheet 19 Appendix B September 30, 2025 December 31, 2024 In millions Cash, cash equivalents and restricted cash 528$ 715$ Receivables, net 2,198 1,702 Inventories, net 2,747 2,314 Other current assets 315 212 Total current assets 5,788 4,943 Property, plant and equipment, net 1,534 1,447 Goodwill 9,853 8,710 Other intangible assets, net 3,546 2,934 Other noncurrent assets 806 668 Total assets 21,527$ 18,702$ Current liabilities 4,064$ 3,792$ Long-term debt 5,034 3,480 Long-term liabilities - other 1,334 1,297 Total liabilities 10,432 8,569 Shareholders' equity 11,048 10,091 Noncontrolling interest 47 42 Total shareholders' equity 11,095 10,133 Total Liabilities and Shareholders' Equity 21,527$ 18,702$ WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

Cash Flow 20 Appendix C 2025 2024 In millions Operating activities Net income 979$ 854$ Non-cash expense 359 387 Receivables (368) (92) Inventories (228) (115) Accounts Payable 76 87 Other operating activities (51) (10) Net cash provided by operating activities 767 1,111 Net cash used for investing activities (1,887) (106) Net cash provided by (used for) financing activities 907 (1,209) Effect of changes in currency exchange rates 26 (6) Decrease in cash (187) (210) Cash, cash equivalents and restricted cash, beginning of period 715 620 Cash, cash equivalents and restricted cash, end of period 528$ 410$ WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Nine Months Ended September 30,

Appendix D (1 of 3)

EPS and Non-GAAP Reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

	Third Quarter 2025 Actual Results									
	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 2,886	$ 1,002	$ (511)	$ 491	$ (66)	$ (112)	$ 313	$ (3)	$ 310	$ 1.81
Restructuring and Portfolio Optimization costs	-	2	4	6	-	(1)	5	-	5	$ 0.02
Inventory Purchase Accounting charge	-	24	-	24	-	(6)	18	-	18	$ 0.11
Transaction costs	-	-	9	9	2	(3)	8	-	8	$ 0.05
Non-cash Amortization expense	-	-	77	77	-	(20)	57	-	57	$ 0.33
Adjusted Results	$ 2,886	$ 1,028	$ (421)	$ 607	$ (64)	$ (142)	$ 401	$ (3)	$ 398	$ 2.32
Fully Diluted Shares Outstanding										171.1

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

	Third Quarter Year-to-Date 2025 Actual Results									
	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 8,202	$ 2,840	$ (1,403)	$ 1,437	$ (136)	$ (322)	$ 979	$ (11)	$ 968	$ 5.64
Restructuring and Portfolio Optimization costs	-	8	13	21	-	(5)	16	-	16	$ 0.09
Inventory Purchase Accounting charge	-	24	-	24	-	(6)	18	-	18	$ 0.11
Transaction costs	-	-	44	44	(30)	(1)	13	-	13	$ 0.08
Non-cash Amortization expense	-	-	218	218	-	(54)	164	-	164	$ 0.96
Adjusted Results	$ 8,202	$ 2,872	$ (1,128)	$ 1,744	$ (166)	$ (388)	$ 1,190	$ (11)	$ 1,179	$ 6.88
Fully Diluted Shares Outstanding										171.2

Wabtec

21

Appendix D (2 of 3)

EPS and Non-GAAP Reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

	Third Quarter 2024 Actual Results									
	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 2,663	$ 880	$ (447)	$ 433	$ (55)	$ (92)	$ 286	$ (3)	$ 283	$ 1.63
Restructuring and Portfolio Optimization costs	-	7	11	18	-	(4)	14	-	14	$ 0.07
Non-cash Amortization expense	-	-	73	73	-	(19)	54	-	54	$ 0.30
Adjusted Results	$ 2,663	$ 887	$ (363)	$ 524	$ (55)	$ (115)	$ 354	$ (3)	$ 351	$ 2.00
Fully Diluted Shares Outstanding										174.1

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

	Third Quarter Year-to-Date 2024 Actual Results									
	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 7,804	$ 2,569	$ (1,294)	$ 1,275	$ (149)	$ (272)	$ 854	$ (10)	$ 844	$ 4.80
Restructuring and Portfolio Optimization costs	-	19	19	38	(4)	(8)	26	-	26	$ 0.14
Non-cash Amortization expense	-	-	216	216	-	(53)	163	-	163	$ 0.92
Adjusted Results	$ 7,804	$ 2,588	$ (1,059)	$ 1,529	$ (153)	$ (333)	$ 1,043	$ (10)	$ 1,033	$ 5.86
Fully Diluted Shares Outstanding										175.7

Wabtec

22

Appendix D (3 of 3)

EPS and Non-GAAP Reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Fourth Quarter Year-to-Date 2024 Actual Results	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 10,387	$ 3,366	$ (1,757)	$ 1,609	$ (199)	$ (343)	$ 1,067	$ (11)	$ 1,056	$ 6.04
Restructuring and Portfolio Optimization costs	-	37	33	70	(4)	(16)	50	-	50	$ 0.28
Non-cash Amortization expense	-	-	288	288	-	(70)	218	-	218	$ 1.24
Adjusted Results	$ 10,387	$ 3,403	$ (1,436)	$ 1,967	$ (203)	$ (429)	$ 1,335	$ (11)	$ 1,324	$ 7.56
Fully Diluted Shares Outstanding										174.8

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Fourth Quarter Year-to-Date 2023 Actual Results	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 9,677	$ 2,944	$ (1,678)	$ 1,266	$ (174)	$ (267)	$ 825	$ (10)	$ 815	$ 4.53
Restructuring and Portfolio Optimization costs	-	38	41	79	-	(17)	62	-	62	$ 0.34
Gain on LKZ Investment	-	-	-	-	(35)	-	(35)	-	(35)	$ (0.19)
Non-cash Amortization expense	-	-	298	298	-	(74)	224	-	224	$ 1.24
Adjusted Results	$ 9,677	$ 2,982	$ (1,339)	$ 1,643	$ (209)	$ (358)	$ 1,076	$ (10)	$ 1,066	$ 5.92
Fully Diluted Shares Outstanding										179.5

Wabtec

23

Appendix E

EBITDA Reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
2025 Q3 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$491		($1)		$127		$617		$41		$658

Wabtec Corporation
2025 Q3 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$1,437		$21		$361		$1,819		$55		$1,874

Wabtec Corporation
2024 Q3 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring Costs	=	Adjusted EBITDA
Consolidated Results	$433		($3)		$133		$563		$4		$567

Wabtec Corporation
2024 Q3 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring Costs	=	Adjusted EBITDA
Consolidated Results	$1,275		($1)		$371		$1,645		$17		$1,662

Wabtec

24

Sales by Product Line 25 Appendix F In millions 2025 2024 Freight Segment Equipment 677$ 513$ Components 375 371 Digital Intelligence 297 204 Services 744 842 Total Freight Segment 2,093$ 1,930$ Transit Segment Original Equipment Manufacturer 367$ 349$ Aftermarket 426 384 Total Transit Segment 793$ 733$ In millions 2025 2024 Freight Segment Equipment 1,699$ 1,609$ Components 1,157 1,169 Digital Intelligence 669 579 Services 2,388 2,317 Total Freight Segment 5,913$ 5,674$ Transit Segment Original Equipment Manufacturer 1,042$ 969$ Aftermarket 1,247 1,161 Total Transit Segment 2,289$ 2,130$ Nine Months Ended September 30, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION SALES BY PRODUCT LINE (UNAUDITED) Three Months Ended September 30,

Segment Gross Margin & Operating Margin Reconciliation

Appendix G

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS - BY SEGMENT
(UNAUDITED)

	Three Months Ended September 30,				Nine Months Ended September 30,			
	2025		2024		2025		2024	
In millions	Gross Profit	Income from Operations	Gross Profit	Income from Operations	Gross Profit	Income from Operations	Gross Profit	Income from Operations
Freight Segment Reported Results	$ 750	$ 414	$ 673	$ 390	$ 2,132	$ 1,249	$ 1,967	$ 1,149
Freight Segment Reported Margin	35.8%	19.8%	35.0%	20.2%	36.1%	21.1%	34.7%	20.2%
Restructuring and Portfolio Optimization costs	1	2	2	10	5	6	10	18
Transaction costs	-	1	-	-	-	2	-	-
Inventory Purchase Accounting charge	24	24	-	-	24	24	-	-
Non-cash Amortization expense	-	72	-	67	-	200	-	201
Freight Segment Adjusted Results	$ 775	$ 513	$ 675	$ 467	$ 2,161	$ 1,481	$ 1,977	$ 1,368
Freight Segment Adjusted Margin	37.0%	24.5%	35.1%	24.1%	36.5%	25.0%	34.8%	24.1%
Transit Segment Reported Results	$ 252	$ 115	$ 207	$ 79	$ 708	$ 314	$ 602	$ 235
Transit Segment Reported Margin	31.7%	14.5%	28.2%	10.8%	30.9%	13.7%	28.2%	11.0%
Restructuring and Portfolio Optimization costs	1	3	5	8	3	14	9	20
Non-cash Amortization expense	-	5	-	6	-	18	-	15
Transit Segment Adjusted Results	$ 253	$ 123	$ 212	$ 93	$ 711	$ 346	$ 611	$ 270
Transit Segment Adjusted Margin	31.8%	15.5%	28.8%	12.8%	31.0%	15.1%	28.7%	12.7%

Wabtec

26

Segment Sales Reconciliation 27 Appendix H In millions Freight Transit Consolidated 2024 Net Sales 1,930$ 733$ 2,663$ Acquisitions 128 6 134 Portfolio Optimization (Divestitures/Exits) (7) (6) (13) Foreign Exchange 1 22 23 Organic 41 38 79 2025 Net Sales 2,093$ 793$ 2,886$ Change ($) 163 60 223 Change (%) 8.4% 8.2% 8.4% Freight Transit Consolidated 2024 Net Sales 5,674$ 2,130$ 7,804$ Acquisitions 161 23 184 Portfolio Optimization (Divestitures/Exits) (34) (17) (51) Foreign Exchange (36) 27 (9) Organic 148 126 274 2025 Net Sales 5,913$ 2,289$ 8,202$ Change ($) 239 159 398 Change (%) 4.2% 7.5% 5.1% Nine Months Ended September 30, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION RECONCILIATION OF CHANGES IN NET SALES - BY SEGMENT (UNAUDITED) Three Months Ended September 30,

Cash Conversion Reconciliation 28 Appendix I Wabtec Corporation 2025 Q3 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $367 $313 $128 83% Wabtec Corporation 2025 Q3 YTD Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $767 $979 $365 57% Wabtec Corporation 2024 Q3 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $542 $286 $134 129% Wabtec Corporation 2024 Q3 YTD Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $1,111 $854 $375 90% Cash Conversion Set forth below is the calculation of the non-GAAP performance measures included in this press release.  We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP. ÷ (Net Income + Depreciation & Amortization) = Cash Conversion ÷ (Net Income + Depreciation & Amortization) = Cash Conversion ÷ (Net Income + Depreciation & Amortization) = Cash Conversion ÷ (Net Income + Depreciation & Amortization) =